EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Linda J. Dimopoulos, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 30, 2004 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on this 11th day of June, 2004, by the following persons.


By:  /s/ Leonard L. Berry                   By:  /s/ Michael D.
-----------------------------------         ------------------------------------
Leonard L. Berry                            Michael D. Rose

By:  /s/ Odie C. Donald                     By:  /s/ Maria A. Sastre
-----------------------------------         ------------------------------------
Odie C. Donald                              Maria A. Sastre

By:  /s/ David H. Hughes                    By:  /s/ Jack A. Smith
------------------------------------        ------------------------------------
David H. Hughes                             Jack A. Smith

By:  /s/ Joe R. Lee                         By:  /s/ Blaine Sweatt, III
------------------------------------        ------------------------------------
Joe R. Lee                                  Blaine Sweatt, III

By:  /s/ Cornelius McGillicuddy, III        By:  /s/ Rita P. Wilson
-------------------------------------       ------------------------------------
Cornelius McGillicuddy, III                 Rita P. Wilson